UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 913-9058
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 5, 2024, Compass, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2024:

1.To elect two Class III director nominees, Josh McCarter and Steven Sordello, to serve on the Board of Directors until the Company’s 2027 annual meeting of stockholders and until their respective successors are elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2024; and
3.To approve, on an advisory basis, the 2023 compensation paid to the Company's named executive officers.

Regarding the voting on the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class C common stock represented twenty votes. Class B common stock does not have voting rights.

1.Election of Class III Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Josh McCarter	581,543,418	28,167,661	92,717,426	57,842,515
Steven Sordello	570,484,088	39,231,756	92,712,661	57,842,515
Based on the votes set forth above, each director nominee was duly elected to serve until the 2027 annual meeting of stockholders and until their successor is duly elected and qualified.

2.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Public Accounting Firm for 2024

For	Against	Abstain
759,773,138	321,659	176,223
Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

3.Advisory Vote to Approve 2023 Named Executive Officers Compensation

For	Against	Abstain	Broker Non-Votes
556,253,066	39,625,913	106,549,526	57,842,515
Based on the votes set forth above, the stockholders approved, on an advisory basis, the 2023 compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS, INC.

Date: June 7, 2024	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary